Exhibit 99.29

STOCKHOLDERS’ AGREEMENT

by and among

CRITICAL CARE SYSTEMS INTERNATIONAL, INC.

and

THE HOLDERS NAMED HEREIN

Dated as of [               ], 2006

i

STOCKHOLDERS’ AGREEMENT

This STOCKHOLDERS’ AGREEMENT (this “Agreement”) is made and entered into as of [                     ], 2006, by and among Critical Care Systems International, Inc., a Delaware corporation (the “Company”), the holders of Common Stock listed on Schedule A hereto (the “Original Holders”) and each Person who hereafter acquires Voting Securities (as hereinafter defined) and becomes a party to this Agreement in accordance with the provisions of Section 5 (such Persons together with the Original Holders being hereinafter referred to as the “Stockholders”).

The Company and its subsidiaries on March [15], 2006, filed their Prepackaged Joint Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code, dated February 6, 2006, (the “Plan”) with the United State Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) and the Bankruptcy Court confirmed the Plan on [             ], [     ], 2006.

Pursuant to the Plan, each of the Original Holders received shares of Common Stock at the Effective Date.

The Plan provides that each Stockholder and the Company will enter into an agreement containing the terms and conditions set forth in the Plan.

Therefore, in consideration of the foregoing premises and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.             Definitions.

(a)           Unless the context otherwise clearly requires, capitalized terms used in this Agreement shall have the following meanings:

“Affiliate” of a Person means any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such other Person.  For purposes of this definition, “control” means the ability of one Person to direct the management and policies of another Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the preamble.

“Bankruptcy Court” has the meaning set forth in the recitals.

“Board” means the board of directors of the Company.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York City or Nashua, New Hampshire are authorized or required by law to be closed.

“Capital Stock” means Common Stock and any other class of equity capital stock issued by the Company.

“Closing Date” has the meaning set forth in Section 2(a).

“Commission” means the U.S. Securities and Exchange Commission.

“Common Stock” means the Common Stock, par value $.01 per share, of the Company.

“Company” has the meaning set forth in the preamble.

“Company Information” has the meaning set forth in Section 4.

“Co-Sale Acceptance Notice” has the meaning set forth in Section 2(b).

“Co-Sale Notice” has the meaning set forth in Section 2(a).

“Co-Sale Offeree” has the meaning set forth in Section 2(a).

“Co-Sale Price” has the meaning set forth in Section 2(a).

“Co-Sale Right” has the meaning set forth in Section 2(b).

“Effective Date” has the meaning set forth in the Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect from time to time.

“Initial Public Offering” means the initial public offering after the Effective Date of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, other than an offering on Form S-4, Form S-8 (or any successor or similar form that the Commission may adopt).

“Nonparty Buyer” has the meaning set forth in Section 2(a).

“Original Holder” has the meaning set forth in the preamble.

“Party” means the Company and each Stockholder.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization, governmental or regulatory body or subdivision thereof or other entity.

“Plan” has the meaning set forth in the recitals.

“Proposed Transfer” has the meaning set forth in Section 2(a).

“Reporting Company” means an issuer of securities that is subject to the periodic reporting requirements under Section 13 or 15(d) of the Exchange Act.

“Selling Stockholder” has the meaning set forth in Section 2(a).

“Stockholder” has the meaning set forth in the preamble.

“Stockholder Group” means two or more Stockholders that are Affiliates of each other.

“Stockholder Shares” means any Voting Securities beneficially owned during the term of this Agreement by a Stockholder (whether beneficially owned by such Stockholder as of the Effective Date or acquired after such date).

“Voting Securities” means (i) Voting Shares and (ii) any options, rights, warrants or other securities that are exercisable for, convertible into or exchangeable for Voting Shares.

“Voting Shares” means any shares of Capital Stock that entitle the holder of such shares to vote generally in any election of members of the Board, without regard to the occurrence of any contingency

(b)           For purposes of this Agreement, “beneficial ownership” of a security shall be determined in accordance with Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.             Right of Co-Sale.

(a)           Co-Sale Notice.  If at any time during the term of this Agreement a Stockholder (a “Selling Stockholder”) proposes to transfer any Voting Securities beneficially owned by such Selling Stockholder (whether beneficially owned by such Selling Stockholder as of the Effective Date or acquired after such date) to any Person that is not an Original Holder (a “Nonparty Buyer”) and, as a result of such transfer the Nonparty Buyer, together with its Affiliates, would acquire, together with all Voting Securities then held by the Nonparty Buyer, beneficial ownership of Voting Securities entitling the Nonparty Buyer, together with its Affiliates, to a majority of the voting power represented by all then outstanding Voting Shares (a “Proposed Transfer”), then such Selling Stockholder shall, not less than 30 days prior to the consummation of such Proposed Transfer, give the Company and each other Stockholder (each such other Stockholder, a “Co-Sale Offeree”) written notice of the Selling Stockholder’s intention to make such Proposed Transfer (the “Co-Sale Notice”).  The Co-Sale Notice shall include: (i) the number of each type of Voting Securities proposed to be transferred; (ii) the name and address of the Nonparty Buyer; (iii) the highest price paid by the Nonparty Buyer for each type of any Voting Securities that the Nonparty Buyer acquired during the 18 months preceding the date of the Co-Sale Notice; (iv) the purchase price to be paid by the Nonparty Buyer for each type of Voting Securities that is the subject of the Proposed Transfer; (v) the material terms and conditions upon which the Proposed Transfer is to be made; and (vi) the date on which the Proposed Transfer is scheduled to be consummated (the “Closing Date”).  The Selling Stockholder shall deliver to each Co-Sale Offeree with the Co-Sale Notice an irrevocable offer by the Nonparty Buyer to purchase on the Closing Date and contemporaneously with the consummation of the Proposed Transfer any or all Voting Securities then beneficially owned by such Co-Sale Offeree (whether beneficially owned by such Co-Sale Offeree as of the Effective Date or acquired after such date) at the Co-Sale Price (as hereinafter defined).  The Co-Sale Price for each type of Voting Securities held by a Co-Sale Offeree shall be the higher of  (A) the highest price paid by the Nonparty Buyer for such type of any Voting Securities that the Nonparty Buyer acquired during the 18 months preceding the date of the Co-Sale Notice or (B) the purchase price to be paid by the Nonparty Buyer for such type of Voting Securities pursuant to the Proposed Transfer, provided, however, that if any Co-Sale Offeree beneficially owns any Voting Securities of a type that neither was acquired by the Nonparty Buyer during the 18 months preceding the date of the Co-Sale Notice nor is to be acquired by the Nonparty Buyer pursuant to the Proposed Transfer, then the Co-Sale Price for such type of Voting Securities shall be the highest of  (x) the price (including any accrued but unpaid dividends as of the

Closing Date) at which the Company would be entitled voluntarily to redeem such Voting Security as of the Closing Date pursuant to the terms of the Company’s certificate of incorporation; (y) the price (including any accrued but unpaid dividends as of the Closing Date) to be paid to the holder of such type of Voting Security pursuant to the terms of the Company’s certificate of incorporation if the Company were liquidated as of the Closing Date; or (z) the price paid by such Co-Sale Offeree to acquire such Voting Security, plus any accrued but unpaid dividends as of the Closing Date.

(b)           Each Co-Sale Offeree shall have the right but not the obligation to sell to the Nonparty Buyer contemporaneously with the consummation of the Proposed Transfer, on the terms and subject to the conditions of the Proposed Transfer, any or all of the Voting Securities that such Co-Sale Offeree beneficially owns as of the date of the Co-Sale Notice (whether beneficially owned by such Co-Sale Offeree as of the Effective Date or acquired after such date) at the Co-Sale Price (the “Co-Sale Right”).  The Co-Sale Right shall be exercisable upon written notice (the “Co-Sale Acceptance Notice”) to the Selling Stockholder and the Nonparty Buyer within 20 days after receipt by such Co-Sale Offeree of the Co-Sale Notice.  The Co-Sale Acceptance Notice shall indicate the number and type of Voting Securities that such Co-Sale Offeree wishes to sell at the Co-Sale Price.  The obligation of any Co-Sale Offeree to sell Voting Securities as to which such Co-Sale Offeree has exercised the Co-Sale Right, and the obligation of any Nonparty Buyer to purchase and pay for such Voting Securities, shall be subject to the consummation of the Proposed Transfer.

(c)           Each Co-Sale Offeree electing to sell Voting Securities to a Nonparty Buyer pursuant to this Section 2 shall, on the Closing Date, deliver or cause to be delivered to the Nonparty Buyer one or more certificates, properly endorsed for transfer, representing the type and number of Voting Securities that such Co-Sale Offeree so elects to sell.  If the Nonparty Buyer fails or refuses to accept, purchase and pay for any Voting Securities delivered by a Co-Sale Offeree who has elected to sell such Voting Securities in accordance with the terms of this Section 2, then the Selling Stockholder shall not transfer to such Nonparty Buyer or to any Affiliate of such Nonparty Buyer any Voting Securities.  Any transfer or purported transfer of Voting Securities by a Selling Stockholder that has failed to deliver a Co-Sale Notice in compliance with the terms of this Section 2 or to a Nonparty Buyer or an Affiliate of a Nonparty Buyer that has failed or refused to accept, purchase or pay for any Voting Securities delivered by a Co-Sale Offeree who has elected to sell such Voting Securities in accordance with the terms of this Section 2 shall be void ab initio and the Company shall refuse to register or otherwise recognize any such transfer or purported transfer.

3.             Agreement to Vote.

(a)           Each Stockholder hereby agrees to vote or cause to be voted all Stockholder Shares at any regular or special meeting of stockholders (or to consent to any action of the stockholders to be taken by written consent) during the term of this Agreement in accordance with the terms of this Section 3.

(b)           Each Stockholder shall vote or cause to be voted all Stockholder Shares at any regular or special meeting of stockholders (or consent to any action of the stockholders to be taken by written consent) during the term of this Agreement to ensure that the size of the Board shall be set and remain at seven directors.

(c)           In any election of directors of the Company, each Stockholder shall vote or cause to be voted all Stockholder Shares at any regular or special meeting of stockholders (or consent to any action of the stockholders to be taken by written consent) and shall take all other necessary or desirable actions within its control (including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings) during the term of this Agreement as may be necessary:

(i)            to elect two directors nominated by any Stockholder or Stockholder Group that beneficially owns at least 33.3% of the total number of then issued and outstanding Voting Shares;

(ii)           to elect one director who is nominated by any Stockholder or Stockholder Group that beneficially owns at least 16.67%, but less than 33.3%, of the total number of then issued and outstanding Voting Shares; and

(iii)          to fill any vacancy created by the removal, resignation or death of a director elected pursuant to this Section 3(c) in each case for the election of a new director designated in accordance with the provisions of this Section 3(c).

(d)           Any director of the Company may be removed from the Board in any manner allowed by law and the Company’s certificate of incorporation and bylaws, provided, however, that with respect to a director elected pursuant to Section 3(c), each Stockholder or Stockholder Group agrees to (i) vote (or give its written consent) in favor of the removal of any such director at the request of the Stockholder that nominated such director and (ii) not to vote (or give its written consent) to remove any such director without cause if such director was nominated and elected in accordance with Section 3(c) and if the Stockholder or Stockholder Group that nominated such director opposes such director’s removal.

4.             Information Rights.  From and after the Effective Date and until such time as the Company becomes a Reporting Company, the Company shall make the information set forth below (the “Company Information”) (other than such portions of the Company Information as the Board, in good faith, determines to be competitively sensitive) available via a secure website to which only the Company, Stockholders (including any director, officer, employee consultant, advisor, representative or agent of any stockholder) and any other Person that is evaluating a potential purchase of Voting Shares from a Stockholder and is designated by such Stockholder shall have access, provided that such Stockholder or other Person (as the case may be) agrees in a manner reasonably acceptable to the Company to keep such Company Information confidential and not to use such Company Information except in connection with monitoring such Stockholder’s investment in the Company or, in the case of a Person that is not a Stockholder, evaluating a potential investment in the Company:

(a)           as soon as practicable after the end of each fiscal year of the Company, but in any event within 90 days after the end of the fiscal year, a balance sheet as of the last day of such year and an income statement, a statement of cash flows and a statement of changes in stockholders’ equity for such year, such financial statements to be prepared and presented in accordance with GAAP, and audited and certified by a firm of nationally recognized independent public accountants selected by the Company;

(b)           as soon as practicable after the end of each of the first three quarters of each fiscal year of the Company, but in any event within 45 days after the end of such quarter, an unaudited balance sheet as of the last day of such quarter and an unaudited income statement, statement of cash flows and  statement of changes in stockholders’ equity for such quarter and the preceding portion of such fiscal year, such financial statements to be prepared and presented in accordance with GAAP; and

(c)           as soon as practicable, but in any event within the time period required for the filing of a Form 8-K by the Company if the Company were a Reporting Company, the information that the Company would be required to disclose by Items 1.01, 1.02, 1.03, 2.01, 2.03, 2.04, 2.05 and 2.06 of Form 8-K if the Company were a Reporting Company.

5.             Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the Parties, their respective heirs, successors, transferees and assigns and any Persons that may become holders of Voting Securities after the Effective Date, whether as a result of the acquisition of Stockholder Shares from an Original Holder, another Stockholder or the acquisition of any Voting Securities issued by the Company after the Effective Date.  The Company shall not register or otherwise recognize the transfer of any Voting Securities to any Person who is not then a Party (including any Nonparty Buyer) or issue any Voting Securities to any Person who is not then a Party unless such Person executes and delivers an Adoption Agreement, substantially in the form attached hereto as Exhibit A.  Upon such execution and delivery of an Adoption Agreement by any Person who is not an Original Holder, such Person shall be deemed to be a Stockholder and shall be Party as if such Person’s signature appeared on the signature pages hereto.  Nothing in this Agreement is intended to confer upon any Person other than the Parties any rights under or by reason of this Agreement, except as expressly provided in this Agreement.

Each certificate representing Voting Securities issued to any Person during the term of this Agreement shall be endorsed by the Company with a legend reading substantially as follows:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDERS’ AGREEMENT (A COPY OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST FROM THE ISSUER), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID STOCKHOLDERS’ AGREEMENT, INCLUDING THE TRANSFER AND VOTING RESTRICTIONS CONTAINED THEREIN.

6.             Specific Enforcement.  It is agreed and understood that monetary damages would not adequately compensate an injured Party for the breach of this Agreement by any other Party, that this Agreement shall be specifically enforceable, and that any breach or threatened breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order.  Further, each Party waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach.

7.             Covenants of the Company.  The Company will cause all certificates representing any Voting Securities issued to any Person during the term of this Agreement to bear the legend required by Section 5, and will supply, free of charge, a copy of this Agreement to any holder of a certificate evidencing Voting Securities upon written request from such holder to the Company at its principal office.  The Parties agree, however, that the failure to cause any certificates representing Voting Securities to bear the legend required by Section 5 and/or failure of the Company to supply, free of charge, a copy of this Agreement, as provided in this Section 7, shall not affect the validity or enforceability of this Agreement.

8.             Captions.  The captions, headings and table of contents used in this Agreement are for convenience only and do not in any way limit or amplify the terms and provisions hereof.

9.             Notices.  All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given:  (i) upon personal delivery to the Person to be notified; (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient or, if not sent during normal business hours of the recipient, then on the next Business Day; (iii) five Business Days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one Business Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the respective Parties at the addresses set forth on the signature pages attached hereto (or at such other addresses as shall be specified by notice given in accordance with this Section 9).  The Company shall maintain a list of Stockholder addresses for purposes of all notices required to be given under this Agreement, and shall make such list available to any Stockholder upon request.

10.           Term.  This Agreement shall become effective as of the Effective Date and shall remain in effect until, but be of no further force or effect upon, the consummation of the Company’s Initial Public Offering.

11.           Amendments and Waivers.  This Agreement may be amended and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of (i) the Company and (ii) the holders of at least 62½% of the aggregate voting power represented by all then outstanding Stockholder Shares, provided, however, that neither Section 2 nor any defined term used herein shall be amended, nor shall the observance of Section 2 be waived without the prior written consent of the Stockholder or Stockholders that would be affected by such amendment or waiver.

12.           Severability.  If any provision of this Agreement is held to be unenforceable under applicable law, then such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

13.           Governing Law.  This Agreement and any disputes arising from or relating to this Agreement shall be governed by and construed and determined in accordance with the internal laws of the State of Delaware without regard to the conflicts of laws principles of such State.

14.           Entire Agreement.  This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof, and no Party shall be liable or bound to any other Party in any manner by any warranties, representations, or covenants with respect to the subject matter of this Agreement except as specifically set forth herein.

15.           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Remainder of page left blank intentionally]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

CRITICAL CARE SYSTEMS
INTERNATIONAL, INC.

By:
Name:
Title:

Address:

CRITICAL CARE SYSTEMS INTERNATIONAL, INC

STOCKHOLDERS’ AGREEMENT

ADDITIONAL SIGNATURE PAGE

The undersigned Stockholder hereby executes this Agreement as of the Effective Date and agrees to be bound by the same.

Instructions:  Please sign where indicated below and complete the information requested at the bottom of the page regarding your investment

(Individuals sign below)	(Entities sign below)

Exact Legal
Name of Entity:

Print individual’s name below:

By:
(Authorized person sign on above line)

Print name of authorized person below:

Title of Authorized Person:
Address:

Telephone:
Fax:
Email (if any):
Principal Contact:

SIGNATURE PAGE TO STOCKHOLDERS’ AGREEMENT

SCHEDULE A

List of Original Holders

EXHIBIT A

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption Agreement”) is executed by the undersigned (the “New Stockholder”) pursuant to the terms of that certain Stockholders’ Agreement dated as of [            ], 2006 (the “Agreement”) by and among the Company and its stockholders.  Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement.  By the execution of this Adoption Agreement, the New Stockholder agrees as follows:

1.             Acknowledgment.  The New Stockholder acknowledges that the New Stockholder is acquiring certain Voting Securities, subject to the terms and conditions of the Agreement.

2.             Agreement.  The New Stockholder (i) agrees that the Voting Securities acquired by the New Stockholder shall be subject to the terms of the Agreement, and (ii) hereby adopts and agrees to be bound by the terms of the Agreement with the same force and effect as if the New Stockholder were an Original Holder.

3.             Notice.  Any notice required or permitted by the Agreement shall be given to the New Stockholder at the address listed beside the New Stockholder’s signature below.

EXECUTED AND DATED this        day of                        , 200  .

[NAME OF NEW STOCKHOLDER]

By:
Name and Title

Address:

Fax:

Accepted and Agreed:

CRITICAL CARE SYSTEMS INTERNATIONAL, INC.

By:

Title: